Exhibit 10.26
CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION IS BOTH (A) NOT MATERIAL AND (B) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TO
ASSET PURCHASE AGREEMENT

This Amendment to Asset Purchase Agreement (this “Amendment”), dated as of December 22, 2025 (the “Amendment Effective Date”) is entered into by and between Alto Neuroscience, Inc., with office at 650 Castro St., Suite 450, Mountain View, CA, 94022, United States (“Alto”) and Chase Therapeutics Corporation with office at 1825 K Street NW, Suite 520, Washington, DC 20006 (the “CTC”). CTC and Alto may be individually referred to herein as a “Party” and collectively as the “Parties”. Capitalized terms used in this Amendment, but not otherwise defined in this Amendment, shall have the meanings ascribed to such terms in the Agreement (defined below).

Recitals

Whereas, the Parties entered into that certain Asset Purchase Agreement, dated as of May 31, 2025 (the “Agreement”) whereby, among other things, Alto purchased Compounds from CTC;

Whereas, as part of the transactions contemplated by the Agreement, Alto granted CTC an exclusive right of negotiation with respect to a license for certain Acquired IP as set forth in Section 5.7 of the Agreement (the “[***] Negotiation Obligation”); and

Whereas, the Parties desire to amend the Agreement, in exchange for the consideration set forth herein, to amend the term of CTC’s [***] negotiation right.

Now, Therefore, in consideration of the foregoing premises and the representations, warranties, covenants and other agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Amendment and Consideration. Section 5.7 of the Agreement is hereby amended and restated as follows:

“5.7    [***]. Alto hereby grants CTC an exclusive right of negotiation with respect to a license under the Acquired IP for the development and commercialization of Products for [***] pursuant to the terms of this Section 5.7. Within five (5) months after the Closing Date, CTC may present Alto with a proposal for CTC or its proposed sublicensee to develop and commercialize Products for [***], including (a) [***], (b) [***], and (c) [***] (the “[***] Proposal”). If the [***] Proposal involves a proposed sublicensee, the [***] Proposal shall include a letter of intent from the proposed sublicensee. Upon Alto’s timely receipt of a complete [***] Proposal, the Parties shall negotiate in good faith for a period of [***] for the terms of an exclusive license under the Acquired IP for the development and commercialization of Products for [***], including reasonable financial compensation to Alto. For clarity, Alto may grant such license in its reasonable discretion.”

2.Payment. Alto shall pay CTC One Dollar ($1.00) within five (5) days after the Amendment Effective Date.

3.Representations.

(a)Authorization. Each of the Parties has the requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of each of the Parties.

(b)Enforceability. This Amendment has been duly executed and delivered by an authorized signatory of each of the Parties and constitutes the valid and binding obligation of each of the Parties, enforceable against each of the Parties in accordance with its terms.

4.Miscellaneous.

(a)Full Force and Effect. Other than as amended herein, all terms and conditions of the Agreement remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

(b)Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which is deemed an original, but all of which together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered is deemed to have been duly and validly delivered and be valid and effective for all purposes.

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    In Witness Whereof, the Parties hereto have executed this Amendment on the Amendment Effective Date by proper persons thereunto duly authorized.

Alto Neuroscience, Inc. By: /s/ Nicholas C. Smith Print Name: Nicholas C. Smith Title: Chief Financial Officer	Chase Therapeutics Corporation By: /s/ Thomas N. Chase, MD Print Name: Thomas N. Chase, MD Title: President and CEO

Signature Page to Amendment to Asset Purchase Agreement